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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  May 2, 1997

                                 VERSAR, INC.
            (Exact name of registrant as specified in its charter)


            Delaware               1-9309                 54-0852979
       (State or other          (Commission              (IRS Employer
        jurisdiction of         File Number)          Identification No.)
        incorporation)

               6850 Versar Center, Springfield, Virginia 22151
                   (Address of Principal Executive Offices)

                               (703) 750-3000
             (Registrant's telephone number, including area code)

                                    None
         (Former name or former address, if changed since last report)







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  Item 2.  Acquisition or Disposition of Assets.

       On May 2, 1997, pursuant to a Stock Purchase Agreement dated April
  30, 1997, Versar, Inc. (the "Company") purchased from Imperial Capital Worldwide Partners, L.P., a Delaware limited partnership ("Imperial") 1,070,000 shares common stock of Science Management Corporation ("SMC") (representing approximately 53% of the issued and outstanding common stock of SMC), 100% of the issued and outstanding preferred stock of SMC and certain options to purchase 350,000 additional shares of SMC common stock for a purchase price of $2,790,000 paid in cash. As additional consideration for such stock purchases, the Company paid certain legal fees incurred by Imperial and its affiliates in connection with the stock purchase and other matters related to SMC in an aggregate amount of $80,000. The purchase price paid by the Company was determined by the Company exceeding another competitive bid.

       The funds used by the Company in connection with the stock purchase were obtained from borrowings with NationsBank, N.A.

       Neither the Company nor any of its affiliates had, and to the knowledge of the Company no director or officer of the Company and its affiliates had, any material relationship with SMC, Imperial or their respective affiliates prior to the stock acquisition.

       The Company presently intends to propose a merger pursuant to which SMC will be merged with a subsidiary of the Company and the remaining shares of SMC common stock not held by the Company will be exchanged for newly issued shares of the Company's common stock, subject to the negotiation of a definitive merger agreement by the Company and SMC.

       SMC, founded in 1946, is a diversified professional services firm providing consulting, process engineering, information technology and environmental services to commercial and industrial clients in the U.S. and internationally. SMC's operating units provide (i) design, engineering and construction services to the petrochemical industry, material handling projects and specialty chemical plants, (ii) consulting services to the health care, food and petrochemical industries to assist companies more effectively utilize their human and physical resources,
  (iii) systems support and technology-based services in the areas of facilities management, business recovery and professional support services and (iv) geotechnical, civil and environmental engineering, design and construction management services to municipal and industrial clients.

Item 7.  Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

           The financial statements of SMC for the periods required by Rule 3-05(b) of Regulation S-X will be filed by amendment to this Form 8-K on or before July 15, 1997.

(b)        Pro Forma Financial Information.

           The pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before July 15, 1997.

(c)        Exhibits.

Exhibit Number
______________

2.1 Stock Purchase Agreement among Imperial Capital Worldwide Partners, L.P., Imperial Capital Investors Corp., Jonathan Borsuk and Harvey Borsuk and Versar, Inc., dated as of April 30, 1997.

99.1       Form of Press Release dated May 5, 1997.

                                 SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VERSAR, INC.



  Date:  May 16, 1997                  By:  /S/ Lawrence W. Sinnott
                                          ___________________________________
                                            Lawrence W. Sinnott
                                            Vice President, Chief
                                            Financial Officer and
                                            Treasurer

                                 EXHIBIT INDEX



   Exhibit
   Number                        Description of Document
____________    _______________________________________________________________

    2.1 Stock Purchase Agreement among Imperial Capital Worldwide Partners, L.P., Imperial Capital Investors Corp., Jonathan Borsuk and Harvey Borsuk and Versar, Inc., dated as of April 30, 1997.

   99.1         Form of Press Release dated May 5, 1997.